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                                                                    Exhibit 10.9

                                AMENDMENT TO THE
                          OPTICAL SENSORS INCORPORATED
                             1993 stock option plan
                      (as amended through august 19, 1999)

This Amendment to the Optical Sensors Incorporated 1993 Stock Option Plan, as previously amended through August 19, 1999, is made effective as of April 19, 2001.

                                    RECITALS

WHEREAS, the Board of Directors of Optical Sensors Incorporated (the "Company") approved an amendment to the Optical Sensors Incorporated 1993 Stock Option Plan(the "Option Plan") by unanimous written consent effective April 19, 2001; and

WHEREAS, this Amendment is entered into to give effect to such action of the Board of Directors of the Company;

NOW, THEREFORE, the Option Plan is hereby amended as follows effective as April 19, 2001:

         1. Section 9.1(c) of the Option Plan is hereby amended in its entirety to read as follows:

         (c) any Person, other than Hayden R. Fleming or Circle F Ventures, LLC, a Georgia limited liability company, or any of his or its Affiliates, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (a) 20 percent or more, but not more than 50 percent, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the "continuity directors," as defined at Subsection (b), or (b) more than 50 percent of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors).

         2. To record this Amendment to the Option Plan as set forth above, the Company has caused this Amendment to be signed on its behalf by its Chief Executive Officer and its Chief Financial Officer as of the date first set forth above.

OPTICAL SENSORS INCORPORATED


By: /s/ Paulita M. LaPlante
    -----------------------------------------
    Paulita M. LaPlante
    President and Chief Executive Officer

By: /s/ Wesley G. Peterson
    -----------------------------------------
    Wesley G. Peterson
    Chief Financial Officer